POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears immediately below constitutes and appoints Karen L. Hail his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of MidSouth Bancorp, Inc., and on his behalf, MidSouth Bancorp, Inc.'s Registration Statement on Form S-4 relating to the proposed offering of its preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.




          Date:  March 8, 1995

                                             C. R. Cloutier
                                       President, Chief Executive
                                          Officer and Director

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears immediately below constitutes and appoints C.
          R. Cloutier and Karen L. Hail, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf MidSouth Bancorp, Inc.'s Registration Statement on Form S-4 relating to the proposed offering of its preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




          Date:  March 8, 1995

                                          J B. Hargroder, M.D.Director

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears immediately below constitutes and appoints C.
          R. Cloutier and Karen L. Hail, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf MidSouth Bancorp, Inc.'s Registration Statement on Form S-4 relating to the proposed offering of its preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




          Date:  March 8, 1995

                                        Will G. Charbonnet, Sr.
                                                Director

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears immediately below constitutes and appoints C.
          R. Cloutier and Karen L. Hail, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf MidSouth Bancorp, Inc.'s Registration Statement on Form S-4 relating to the proposed offering of its preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




          Date:  March 8, 1995

                                         Clayton Paul Hilliard
                                                Director

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears immediately below constitutes and appoints C.
          R. Cloutier and Karen L. Hail, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf MidSouth Bancorp, Inc.'s Registration Statement on Form S-4 relating to the proposed offering of its preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




          Date:  March 8, 1995

                                           Robert Burke Keaty
                                                Director

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears immediately below constitutes and appoints C.
          R. Cloutier and Karen L. Hail, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf MidSouth Bancorp, Inc.'s Registration Statement on Form S-4 relating to the proposed offering of its preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




          Date:  March 8, 1995
                                          James R. Davis, Jr.
                                                Director

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears immediately below constitutes and appoints C.
          R. Cloutier and Karen L. Hail, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf MidSouth Bancorp, Inc.'s Registration Statement on Form S-4 relating to the proposed offering of its preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




          Date:  March 8, 1995

                                       Milton B. Kidd, Jr., O.D.
                                                Director